EXHIBIT 23.1


                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated July 29, 1999 included (or incorporated by reference) in the STRATTEC SECURITY CORPORATION Form 10-K for the year ended June 27, 1999, and to all references to our firm included in this Registration Statement.


/s/  Arthur  Andersen  LLP

ARTHUR  ANDERSEN  LLP

Milwaukee,  Wisconsin
February  22,  2000